UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021 (August 9, 2021)

Core-Mark Holding Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51515	20-1489747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Solana Boulevard, Suite 3400 Westlake, Texas	76262
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 293-8600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CORE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on May 17, 2021, Core-Mark Holding Company, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Performance Food Group Company, a Delaware corporation (“PFG”), Longhorn Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of PFG (“Merger Sub I”), and Longhorn Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of PFG (“Merger Sub II”). Among other things, the Merger Agreement provides, subject to the satisfaction or waiver of the conditions to closing set forth therein, for (i) the merger of Merger Sub I with and into the Company (the “First Merger”), with the Company continuing as the surviving corporation of the First Merger and a wholly owned subsidiary of PFG and (ii) promptly after the First Merger, the merger of the Company with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving company of the Second Merger and a wholly owned subsidiary of PFG.

As previously reported, on June 7, 2021, each of PFG and Core-Mark filed its respective notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) with respect to the Mergers. Also, as previously reported, PFG voluntarily withdrew its notification and report form on July 7, 2021 and refiled such form on July 9, 2021. Effective as of 11:59 p.m. EST on August 9, 2021, the waiting period under the HSR Act expired with respect to the Mergers, and accordingly, the applicable closing condition to the Mergers has been satisfied. The parties expect to close the Mergers in late August or early September 2021, assuming that the Company’s stockholders adopt the Merger Agreement and the other closing conditions to the Mergers are satisfied.

On August 3, 2021, the Federal Trade Commission’s (“FTC”) Bureau of Competition announced that it was facing a substantial increase in merger filings that is straining the agency’s capacity to rigorously investigate deals within the HSR Act timelines, and therefore, the FTC would start issuing standard letters on deals where the agency did not have time to fully investigate. Consistent with this guidance from the FTC, Core-Mark and PFG received such a standard form letter on August 9, 2021, which states, among other things, that, although the waiting period would be expiring, the FTC’s investigation of the Mergers remains open and ongoing. The letter states that the FTC may challenge transactions—before or after their consummation. The FTC had such ability prior to and independent of its announcement on August 3, 2021, that it would start issuing the standard letters described above. Accordingly, Core-Mark and PFG believe that the letters they received do not change or expand the FTC’s ability under U.S. law to investigate and challenge the Mergers after expiration of the HSR Act waiting period and after consummation of the Mergers.

Additional Information and Where You Can Find It

PFG has filed with the SEC a registration statement on Form S-4, which includes a prospectus with respect to the shares of PFG Common Stock to be issued in the proposed transaction and a proxy statement for the Company’s stockholders. The registration statement was declared effective by the SEC on July 14, 2021, and PFG filed the final prospectus and the Company filed the Proxy Statement/Prospectus with the SEC on July 14, 2021. INVESTORS AND SECURITY HOLDERS OF PFG AND THE COMPANY ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT ARE OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PFG, THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders of PFG and the Company are able to obtain free copies of the Form S-4, the Proxy Statement/Prospectus and other documents (including any amendments or supplements thereto) containing important information about PFG and the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by PFG are available free of charge on PFG’s website at www.investors.pfgc.com or by contacting PFG’s Investor Relations department at investor@pfgc.com. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at ir.core-mark.com/investors or by contacting the Company’s Investor Relations department at david.lawrence@core-mark.com.

No Offer or Solicitation

This Current Report is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

PFG, the Company and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of PFG is set forth in its (i) Form 10-K for the fiscal year ended June 27, 2020, which was filed with the SEC on August 18, 2020 and (ii) proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on October 9, 2020, and on its website at www.pfgc.com. Information about the directors and executive officers of the Company is set forth in its (i) Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021 and (ii) proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 5, 2021, and on its website at www.core-mark.com.

Investors may obtain additional information regarding the interest of such participants by reading the Form S-4, the Proxy Statement/Prospectus and other materials filed with the SEC in connection with proposed transaction.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the impact of PFG’s proposed acquisition of the Company (the “Transaction”) and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 1, 2021, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements: the risk that, after the closing of the Transaction, U.S. antitrust authorities could continue to investigate the Transaction and challenge the Transaction; the possibility that conditions to the consummation of the Transaction, including adoption of the merger agreement by the Company stockholders, will not be satisfied or completed on a timely basis and accordingly the Transaction may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Transaction; the possibility that the expected synergies and value creation from the Transaction will not be realized or will not be realized within the expected time period; the exertion of the Company’s management’s time and resources, and other expenses incurred and business changes required, in connection with the Transaction; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Transaction or that the integration of the Company will be more difficult or time consuming than expected; a downgrade of the credit ratings of indebtedness, which could give rise to an obligation to redeem existing indebtedness; potential litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; the inability to retain key personnel; the possibility that competing offers will be made to acquire the Company; disruption from the announcement, pendency and/or completion of the Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and the risk that, following the Transaction, the combined company may not be able to effectively manage its expanded operations; the extent and duration of the disruption to business activities caused by the global health crisis associated with the novel coronavirus pandemic (“COVID-19”) outbreak, including the effects on vehicle miles driven, on the financial health of the Company’s business partners, on supply chains, and on financial and capital markets; declining cigarette sales volumes; the Company’s dependence on the convenience retail industry for revenues; the Company’s dependence on qualified labor, senior management and other key personnel; competition in the Company’s distribution markets, including product, service and pricing pressures related to COVID-19; risks and costs associated with efforts to grow the Company’s business through acquisitions; the dependence of some of the Company’s distribution centers on a few relatively large customers; manufacturers or retail customers adopting direct distribution channels; fuel and other transportation costs; failure, disruptions or security breaches of the Company’s information technology systems; the low-margin nature of cigarette and consumable goods distribution; the Company’s reliance on manufacturer discount and incentive programs and cigarette excise stamping allowances; the Company’s dependence on relatively few suppliers and the Company’s ability to maintain favorable supplier arrangements; disruptions in suppliers’ operations, including the impact of COVID-19 on the Company’s suppliers as well as supply chain, including potential problems with inventory availability and the potential result of higher cost of product and freight due to high demand of products and low supply for an unpredictable period of time; product liability and counterfeit product claims and manufacturer recalls of products, including ongoing litigation related to Juul products; the Company’s ability to achieve the expected benefits of implementation of marketing initiatives; failing to maintain the Company’s brand and reputation; unexpected outcomes in legal proceedings; attempts by unions to organize employees; increasing expenses related to employee health benefits; changes to minimum wage laws; failure to comply with governmental regulations or substantial changes to governmental regulations, including increased regulation of electronic cigarette and other alternative nicotine products; risks related to changes to the Company’s workforce, including reductions to hours, headcount and benefits as a result of COVID-19; earthquake and natural disaster damage; increases in the number or severity of insurance and claims expenses; legislation, regulations and other matters negatively affecting the cigarette, tobacco and alternative nicotine industry; increases in excise taxes or reduction in credit terms by taxing jurisdictions; potential liabilities associated with sales of cigarettes and other tobacco products; changes to federal, state or provincial income tax legislation; reduction in the payment of dividends; currency exchange rate fluctuations; the Company’s ability to borrow additional capital; restrictive covenants in the Company’s credit facility; and changes to accounting rules or regulations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and the Company does not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this Current Report or statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: August 11, 2021	By:	/s/ SCOTT E. McPHERSON
	Name:	Scott McPherson
	Title:	President & Chief Executive Officer